January 15, 1999

                     THE DREYFUS THIRD CENTURY FUND, INC.
                           SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 1, 1998

     Pursuant to ongoing negotiations, the ownership interests in Sloan Financial Group, Inc., the parent company of NCM Capital Management Group, Inc. ("NCM"), the Fund's sub-investment adviser, are expected to be redistributed in two separate phases (the "Transaction"). Phase I of the Transaction was completed on December 14, 1998. Because the completion of Phase II of the Transaction may constitute an "assignment" of the Fund's current Sub-Investment Advisory Agreement (the "Current Sub-Advisory Agreement") under the Investment Company Act of 1940, as amended, which would result in its automatic termination, the Fund's Board was asked to consider, subject to stockholder approval, a new Sub-Investment Advisory Agreement (the "New Sub-Advisory Agreement") the terms of which are identical to the terms of the Current Sub-Advisory Agreement in all material respects. At a meeting of the Fund's Board of Directors held on January 14, 1999, the Board approved the New Sub-Advisory Agreement.
     Stockholders of the Fund will be asked to vote on the New Sub-Advisory Agreement at Special Joint Meetings of Stockholders of the Fund and The Dreyfus Socially Responsible Growth Fund, Inc. ("DSRGF"), which will be held on or about April 14, 1999. It is currently contemplated that if stockholder approval is obtained only for the Fund or only for DSRGF (with respect to the same proposal for that fund), but is not obtained for the other fund, Phase II of the Transaction will not be consummated, the New Sub-Advisory Agreement will not take effect for either fund, and the Current Sub-Advisory Agreement of each fund will continue in full force and effect in accordance with its terms. If stockholders of both funds approve the New Sub-Advisory Agreements, such Agreements would become effective upon the completion of Phase II of the Transaction, which, it is currently contemplated, would occur shortly after the approval by both funds' stockholders. If Phase II is not consummated for any other reason, the New Sub-Advisory Agreement will not take effect for either fund and the Current Sub-Advisory Agreement of each fund will continue in full force and effect in accordance with its terms.

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